THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® III Plus

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® III Plus

Supplement dated January 13, 2017 to the prospectus dated May 1, 2016

This supplement to the prospectus for your individual variable annuity contract outlines changes to certain provisions of your individual annuity contract. This supplement is for informational purposes and requires no action on your part.

OVERVIEW

This supplement outlines changes to the Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit.  For i4LIFE® Advantage Select Guaranteed Income Benefit elections on or after August 29, 2016, the LVIP American Growth Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value (or Account Value under i4LIFE® Advantage).

These changes result in the following revisions to your prospectus.  All other provisions of your prospectus remain unchanged.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified section of your prospectus.

The Contracts – Investment Requirements - The following information outlines a change to the “Investment Requirements for other Living Benefit Riders” section of your prospectus. These Investment Requirements do not replace the Investment Requirements you may be subject to under another existing Living Benefit Rider.

Investment Requirements for Other Living Benefit Riders – For elections of i4LIFE® Advantage Select Guaranteed Income Benefit on or after August 29, 2016, the LVIP American Growth Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value (or Account Value under i4LIFE® Advantage).

Please keep this Supplement for future reference.